UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_________________

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 8, 2011

Thor Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9235 (Commission File Number)	93-0768752 (IRS Employer Identification No.)

419 West Pike Street, Jackson Center, Ohio (Address of Principal Executive Offices)	45334-0629 (Zip Code)

Registrant’s telephone number, including area code:  (937) 596-6849

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     Entry into a Material Definitive Agreement.

On July 8, 2011, Thor Industries, Inc. (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Catterton Partners VI, L.P., Catterton Partners VI Offshore, L.P., CP6 Interest Holdings, LLC, and CPVI Coinvest, LLC (collectively, the “CP Parties”), pursuant to which the parties amended that certain Registration Rights Agreement, dated as of September 16, 2010, by and among the Company, the CP Parties and the other parties thereto (the “Registration Rights Agreement”). Pursuant to the Letter Agreement, the deadline for filing the S-3 Registration Statement, as contemplated by the Registration Rights Agreement, has been changed from no later than July 1, 2011 to no earlier than September 16, 2011.  In addition, the Letter Agreement provides that the Company, upon written request by the CP Parties, shall have an obligation to file with the Securities and Exchange Commission a registration statement on Form S-3 covering the registration of shares of common stock of the Company (the “Demand Shares”) acquired by the CP Parties in connection with the consummation of the transaction contemplated by that certain Stock Purchase Agreement, dated as of September 16, 2010, by and among the Company, Heartland Recreational Vehicles, LLC, Heartland RV Holdings, L.P., and certain other parties named therein.  The Company shall only be required to effect such registration if (a) the CP Parties exercise their registration right with respect to the Demand Shares between September 17, 2011 and March 31, 2012; (b) the Form S-3 is available to the Company; and (c) either (i) the CP Parties register at least 50% of the Demand Shares and the net proceeds is estimated to be at least $10 million or (ii) the net proceeds is estimated to be at least $25 million.

The description of the Letter Agreement set forth above is qualified by reference to the Letter Agreement that is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 9.01    Financial Statements and Exhibits.

(d)          Exhibits

10.1	Letter Agreement, dated July 8, 2011, by and among Thor Industries, Inc., Catterton Partners VI, L.P., Catterton Partners VI Offshore, L.P., CP6 Interest Holdings, LLC, and CPVI Coinvest, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thor Industries, Inc.

July 13, 2011	By:	/s/ George J. Lawrence
	Name:	George J. Lawrence
	Title:	Senior Vice President, General Counsel and Corporate Secretary

INDEX OF EXHIBITS

10.1	Letter Agreement, dated July 8, 2011, by and among Thor Industries, Inc., Catterton Partners VI, L.P., Catterton Partners VI Offshore, L.P., CP6 Interest Holdings, LLC, and CPVI Coinvest, LLC.